ANDERSEN ANDERSEN & STRONG, L.C.
Certified Public Accountants and Business Consultants
Member SEC Practice Section of the AICPA
941 East 3300 South, Suite 202x
Salt Lake City, Utah 84106
Telephone: 801-486-0096
Fax: 801-486-0098
E-mail Kandersen@msn.com


Securities and Exchange Commission
Washington, D.C. 20549


RE:  Hadro Resources, Inc.
        Form 10-SB
        File No. 0-25579
        Filed: March 18, 1999

To whom it may concern:

We hereby authorize and consent to the use of our report, dated May 31, 1999 and December 31, 1998, as an Exhibit to the above-referenced filing and to the use of our name as it appears therein.

Sincerely,
\s\ L.R. Andersen







    A member of ACF International with affiliated offices worldwide

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